Exhibit 99.1 Form of Foundry Proxy Card Electronic Voting Instructions You can vote by internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED IN THE TITLE BAR. MR A SAMPLE Proxies Submitted by the Internet or telephone must be received by DESIGNATION (IF ANY) 1:00 a.m., Central Time, on October 24, 2008. ADD 1 ADD 2 Vote by Internet ADD 3 Log on to the Internet and go to www.investorvote.com/FDRY ADD 4 Follow the steps outlined on the secured website. ADD 5 ADD 6 Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as 4 Follow the instructions provided by the recorded message. shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED FOUNDRY NETWORKS, INC. THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1 and 2. Vote on Proposals For Against Abstain 1. To approve a proposal to adopt the Agreement and Plan of Merger, dated as of July 21, 2008, among Brocade Communications Systems, Inc., Falcon Acquisition Sub, Inc., a wholly-owned ? ? ? subsidiary of Brocade Communications Systems, Inc., and Foundry Networks, Inc. 2. To approve the adjournment of the special meeting to permit further solicitation of proxies if there ? ? ? are not sufficient votes at the special meeting to approve the first proposal described above. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1 and 2. If any other matters properly came before the meeting, the person named in this proxy will vote in their discretion. Please sign exactly as name(s) appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature [PLEASE SIGN WITHIN BOX] Date (mm/dd/yyyy) Signature (Joint Owners) Date (mm/dd/yy)

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — FOUNDRY NETWORKS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FOUNDRY NETWORKS, INC., FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 24, 2008 The undersigned stockholder of Foundry Networks, Inc., a Delaware corporation (the “Company”) hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated September 25, 2008, and hereby appoints Bobby R. Johnson, Jr. and Daniel W. Fairfax or either of them, proxies and attorneys-in-fact, with full power to each substitution, on behalf and in the name of the undersigned , to represent the undersigned at the Special Meeting of Stockholders of Foundry Networks, Inc. to be held on Friday, October 24, 2008 at 10:00 a.m., local time, at the Hilton Santa Clara Hotel, 4949 Great America Parkway, Santa Clara, CA 95054 and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER; (2) FOR ADJOURNMENT OF THE SPECIAL MEETING TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE THE FIRST PROPOSAL, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.